EXHIBIT 23.1


                   Consent of Independent Public Accountants

As independent public accountants, we hereby consent to the incorporation of our reports included in this Form 10-KSB, into the Company's previously filed Registration Statement File No. 33-60197 and Registration Statement File No. 333-56351.



Washington, D.C.                                        /s/Arthur Andersen LLP
March 31, 1999